                                                                    EXHIBIT 4.3

                                                                  EXECUTION COPY
                                   EXHIBIT A








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                         REGISTRATION RIGHTS AGREEMENT


                            Dated as of May 7, 1997

                                 by and among


               American Builders & Contractors Supply Co., Inc.

                          Mule-Hide Products Co., Inc.

                      Aircraft Building Products Co., Inc.


                                      and

                       NationsBanc Capital Markets, Inc.

                      First Chicago Capital Markets, Inc.



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

     This Registration Rights Agreement (this "Agreement") is made and entered into as of May 7, 1997 by and among American Builders & Contractors Supply Co., Inc., a Delaware corporation (the "Company"), Amcraft Building Products Co., Inc., a Delaware corporation ("Amcraft"), and Mule-Hide Products Co., Inc., a Texas corporation ("Mule-Hide" and together with Amcraft, the "Guarantors"), and NationsBanc Capital Markets, Inc. and First Chicago Capital Markets, Inc. (each an "Initial Purchaser" and, collectively, the "Initial Purchasers"), each of whom has agreed to purchase the Company's 5/8% Senior Subordinated Notes due 2007 (the "Series A Notes") pursuant to the Purchase Agreement (as defined below).

     This Agreement is made pursuant to the Purchase Agreement, dated May 2, 1997 (the "Purchase Agreement"), by and among the Company, the Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series A Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 2 of the Purchase Agreement.

     The parties hereby agree as follows:

Section 1.  Definitions

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Act:   The Securities Act of 1933, as amended.

     Broker-Dealer: Any broker or dealer registered under the Exchange Act.

     Closing Date:  The date of this Agreement.

     Commission:    The Securities and Exchange Commission.

     Consummate:    A Registered Exchange Offer shall be deemed "Consummated"
for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

     Damages Payment Date: With respect to the Series A Notes, each Interest Payment Date.

     Effectiveness Target Date: As defined in Section 5.

     Exchange Act:  The Securities Exchange Act of 1934, as amended.

     Exchange Offer: The registration by the Company under the Act of the Series B Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

     Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

     Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Series A Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, and to certain institutional "accredited investors," as such term is defined in Rule 501(a)(1), (2), (3) and
(7) of Regulation D under the Act ("Accredited Institutions").

     Holders:  As defined in Section 2(b) hereof.

     Indemnified Holder:  As defined in Section 8(a) hereof.

     Indenture: The Indenture, dated as of May 7, 1997, among the Company, Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), and the Guarantors, pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

     Interest Payment Date:  As defined in the Indenture and the Notes.

     NASD:   National Association of Securities Dealers, Inc.

     Notes:  The Series A Notes and the Series B Notes.

     Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     Record Holder: With respect to any Damages Payment Date relating to Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

     Registration Default:  As defined in Section 5 hereof.

     Registration Statement: Any registration statement of the Company relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     Series B Notes: The Company's 10% Series B Senior Subordinated Notes due 2007 to be issued pursuant to the Indenture in the Exchange Offer.

     Shelf Filing Deadline:  As defined in Section 4 hereof.

     Shelf Registration Statement:  As defined in Section 4 hereof.

     TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

     Transfer Restricted Securities:  Each Note, until the earliest to occur of
(a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement or (c) the date on which such Note is distributed to the public pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

     Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

Section 2.   Securities Subject to this Agreement

        (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

        (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

Section 3.   Registered Exchange Offer.

        (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 45 days after the Closing Date, a Registration Statement under the Act relating to the Series B Notes and the Exchange Offer, (ii) use their best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 120 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit consummation of the Exchange Offer; provided, however, that neither the Company nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified (or was not so qualified immediately prior to its reincorporation as a Delaware corporation) or to take any action that would subject it to the service of process in suits or taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below.

     (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

     (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Series A Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with any resales of the Series B Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

     Neither the Company nor the Guarantors shall have a duty to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement unless the Company shall have received written notice from any Broker-Dealer (each such Broker-Dealer so notifying the Company, a "Notifying Broker-Dealer") of its prospectus delivery requirement under the Act within fifteen (15) business days following the consummation of the Exchange Offer; provided, that the Company shall prominently disclose such notice requirement in the Exchange Offer Registration Statement and in the letter of transmittal related thereto. In the event that the Company shall have received timely notice, the Company and the Guarantors shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer Registration Statement is declared effective; provided that, following the 30th day after the Consummation of the Exchange Offer, the Company shall not be required to amend or supplement the Exchange Offer Registration Statement if (i) in the judgment of the Company's Board of Directors exercised reasonably and in good faith the use of the Exchange Offer Registration Statement and the disclosure required to be made therein would materially interfere with a valid business purpose of the Company or the Guarantors and
(ii) the Company delivers a notice to such effect to such Broker-Dealers setting forth the period of time (the "Prospectus Delivery Delay Period") (which shall not be greater than 60 days) for which the Company's obligation to so amend or supplement the Exchange Offer Registration Statement will be suspended; and provided further that if the Company receives written notice form all Notifying Broker-Dealers that they no longer have a prospectus delivery requirement under the Act, the Company's obligation to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended during such one year period shall terminate. Notwithstanding the foregoing, there shall not be more than one Prospectus Delivery Delay Period declared in any one calendar year.
The Company shall use its reasonable efforts to minimize the length of any Prospectus Delivery Delay Period and shall promptly notify such Broker-Dealers upon the termination thereof.

     The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such one-year period in order to facilitate such resales.


Section 4.  Shelf Registration.

        (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a)(i) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 business days of the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange

Offer, or (B) that such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Company or one of its affiliates, then the Company and the Guarantors shall:

          (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of the 45th day after the date on which (1) the Company determines that it is not required to file the Exchange Offer Registration Statement, (2) a change in applicable law or Commission policy occurs that renders the Company unable to file the Exchange Offer Registration Statement or to consummate the Exchange Offer and (3) the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above, (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

          (y) use their best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 60th day after the Shelf Filing Deadline.

The Company and the Guarantors shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date.

     If in the judgment of the Company's Board of Directors exercised reasonably and in good faith the use of the Shelf Registration Statement and the disclosure required to be made therein would materially interfere with a valid business purpose of the Company or the Guarantors, the Company may deliver a notice to such effect to the Holders, and upon receipt of such notice, the Holders shall cease distribution of the Notes under a Shelf Registration Statement for the period of time (the "Shelf Delay Period") set forth in such notice (which shall not be greater than 60 days). Notwithstanding the foregoing, there shall not be more than one Shelf Delay Period declared in any one calendar year. The Company shall use its reasonable efforts to minimize the length of any Shelf Delay Period and shall promptly notify the Holders upon the termination thereof.

     (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any

Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.


Section 5.  Liquidated Damages.

     If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and the Guarantors hereby jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. All accrued liquidated damages shall be paid to Record Holders by the Company by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date, as provided in the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease.

     All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.


Section 6.  Registration Procedures.

     (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall comply with all of the provisions of Section 6(c) below, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

          (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Series A Notes. The Company and the Guarantors each hereby agrees to pursue the issuance of such a decision to the Commission staff level, but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and the Guarantors each hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

          (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and
     (C) it is acquiring the Series B Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by
     Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired by such Holder directly from the Company.

          (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's and each Guarantor's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer.

     (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company and the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company and the Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

     (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Company and each Guarantor shall:

          (i) use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein
     (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or emission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise the underwriters), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv) furnish to each of the selling Holders and each of the underwriters), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriters), if any, for a period of at least five business days, and the Company and each Guarantor will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriters), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

          (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriters), if any, make the Company's and the Guarantors' representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriters), if any, reasonably may request;

          (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriters), all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors and cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

          (vii) if requested by any selling Holders or the underwriters), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriters), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriters), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriters), if any;

          (ix) furnish to each selling Holder and each of the underwriters), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated by reference therein);

          (x) deliver to each selling Holder and each of the underwriters), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriters), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

          (xi) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Guarantors shall:

                (A) furnish to each Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Shelf Registration Statement:

                     (1) a certificate, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the Chief Executive Officer and (z) Chief Financial Officer of the Company confirming, as of the date thereof, the matters set forth in paragraphs (a), (b), (c) and (d) of Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request;

                     (2) an opinion, dated the date of consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company and the Guarantors, covering the matters set forth in paragraph (g) of Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, representatives of the independent public accountants for the Company and the Guarantors, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and the Guarantors and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in or omitted from any Registration Statement contemplated by this Agreement or the related Prospectus; and

                     (3) a customary comfort letter, dated as of the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's and the Guarantors' independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7(l) of the Purchase Agreement, without exception;

                (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantors pursuant to this clause (xi), if any.

                If at any time the representations and warranties of the Company and the Guarantors set forth in the certificate contemplated in clause
     (A)(1) above cease to be true and correct, the Company or the Guarantors shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

          (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Company nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xiii) shall issue, upon the request of any Holder of Series A Notes covered by the Shelf Registration Statement, Series B Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series B Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

          (xiv) cooperate with the selling Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

          (xv) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

          (xvi) if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement, and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

          (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

          (xix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

          (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

          (xxi) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders of a majority in aggregate principal amount of Series A Notes or the managing underwriters), if any; and

          (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and
     Section 15 of the Exchange Act.

     Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

Section 7.  Registration Expenses

     (a) All expenses incident to the Company's or the Guarantors' performance of or compliance with this Agreement will be borne by the Company or the Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD));
(ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantors and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities;
(v) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

     The Company will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

     (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

Section 8.  Indemnification.

     (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder, (ii) the directors, officers, employees and agents of each Holder and (iii) each person who controls any Holder within the meaning of either the Securities Act or the Exchange Act (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), against any and all losses, claims, damages, liabilities, joint and several, or judgments (including, without limitation, the reasonable legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) to which any Indemnified Holder may become subject, insofar as such losses, claims, damages, liabilities or judgments (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each such Indemnified Holder, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any such case to any Indemnified Holder to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company or the Guarantors by any of the Holders expressly for use in any Registration Statement or Prospectus.

     (b) Each Holder of Transfer Restricted Securities, severally and not jointly, agrees to indemnity and hold harmless the Company and the Guarantors, their directors, officers, and each person who controls the Company and the Guarantors within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantors to each Indemnified Holder, but only with respect to information relating to such Holder furnished in writing to the Company or the Guarantors specifically for inclusion in any Registration Statement (or in any amendment or supplement thereto). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Transfer Restricted Securities giving rise to such indemnification obligation or if, in lieu of receiving proceeds, the Holder receives a Series B Note in exchange for a Series A Note, the principal amount of such Holder's Series B Note.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof, but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would, in the opinion of legal counsel to the indemnified party, present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been informed in writing by legal counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) (a "Settlement") unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall be liable for any Settlement effected with the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed, and an indemnifying party shall indemnify and hold harmless any indemnified party from and against any loss, claim, damage, liability or expense by reason of any Settlement effected with its written consent.

     (d) In the event that the indemnify provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Guarantors and the Holders agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively "Losses") to which the Company and the Guarantors and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and by the Holders on the other hand from the offering of Transfer Restricted Securities; provided, however, that in no case shall any Holder be responsible for any amount in excess of the dollar amount of the proceeds received by such Holder upon the sale of the Transfer Restricted Securities or if, in lieu of receiving proceeds, the Holder receives a Series B
Note in exchange for a Series A Note, the principal amount of such Holder's Series B Note. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Guarantors on the one hand and the Holders on the other hand shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and of the Holders on the other hand in connection with the statements or emissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company and the Guarantors or the Holder. The Company and the Guarantors and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of a Holder shall have the same rights to contribution as such Holder, and each person who controls the Company and the Guarantors within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

Section 9.  Rule 144A.

     The Company and each Guarantor hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and to any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

Section 10.  Participation in Underwritten Registrations.

     No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

Section 11.  Selection of Underwriters.

     The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided that such investment bankers and managers must be reasonably satisfactory to the Company.

Section 12.  Miscellaneous.

     (a) Remedies. The Company and the Guarantors agree that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) No Inconsistent Agreements. The Company and the Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

     (c) Adjustments Affecting the Notes. The Company and each Guarantor will not take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

     (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

     (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

          (ii)  if to the Company or any Guarantor:

                American Builders & Contractors Supply Co., Inc.
                One ABC Parkway Beloit, WI 53511
                Telecopier No.: (608) 362-2717
                Attention:  Kendra Story

                With a copy to:

                Kirkland & Ellis
                200 East Randolph Drive
                Chicago, IL 60601
                Telecopier No.: (312) 861-2200
                Attention: Carter W. Emerson, P.C.

                and

                Leo and Associates
                200 Randolph Avenue
                Huntsville, Alabama 35801
                Telecopier No.: (205) 539-6024
                Attention: Karl Leo

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

     (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
                                       AMERICAN BUILDERS &
                                       CONTRACTORS SUPPLY CO., INC.


                                       By:
                                          -----------------------------------
                                              Name:  Kenneth A. Hendricks
                                              Title:  President and CEO

                                       MULE-HIDE PRODUCTS CO., INC.


                                       By:
                                          -----------------------------------
                                              Name:  Kenneth A. Hendricks
                                              Title:  President and CEO


                                       AMCRAFT BUILDING PRODUCTS CO., INC.


                                       By:
                                          -----------------------------------
                                              Name:  Kenneth A. Hendricks
                                              Title:  President and CEO



NATIONSBANC CAPITAL MARKETS, INC.


By:
   --------------------------------
        Name: J. Scott Holmes
        Title: Director

FIRST CHICAGO CAPITAL MARKETS, INC.


By:
   --------------------------------
        Name:
        Title:

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                      AMERICAN BUILDERS &
                                      CONTRACTORS SUPPLY CO., INC.


                                      By:
                                         --------------------------------------
                                              Name:  Kenneth A. Hendricks
                                              Title:  President and CEO


                                      MULE-HIDE PRODUCTS CO., INC.


                                      By:
                                         --------------------------------------
                                              Name:  Kenneth A. Hendricks
                                              Title:  President and CEO



                                      AMCRAFT BUILDING PRODUCTS CO., INC.


                                      By:
                                         --------------------------------------
                                              Name:  Kenneth A. Hendricks
                                              Title:  President and CEO


NATIONSBANC CAPITAL MARKETS, INC.


By:
   ------------------------------
       Name:  J. Scott Holmes
       Title:  Director


FIRST CHICAGO CAPITAL MARKETS, INC.


By:
   --------------------------------
       Name:
       Title:

                                  SCHEDULE A

             Employee Benefit or Pension Plans (see Section 1(af))

                                ABC SUPPLY CO.

   Name Used                       Type of Plan                Carrier                Group Number
Hendricks Et Al                  Medical Insurance        Unicare/Mass Mutual         #114780

Henricks Group                   Long-Term Disability     Guardian                    G-306862-FC

Hendricks Et Al                  Voluntary Term Life      NASRA                       01-0167350

ABC Supply Co. (401)k Plan       Universal Life           Royal Maccabees             MMU05763

American Builders & Contracts    STD-New York             Standard Security Life      101118
 Supply Co.

ABC Supply Company               401(k)                   Minnesota Mutual            61094
Employees' Savings &
Retirement Plan

                                  SCHEDULE B

            Material Agreements of the Issuers (see Section l(ag))

                                 SCHEDULE B

Indenture dated as of May 6, 1997 between the Company, Mule-Hide and Amcraft and Norwest Bank Minnesota, National Association, as trustee (including form of New Note and Senior Subordinated Guarantees).
Purchase Agreement dated as of May 2, 1997 between the Company, Mule-Hide and Amcraft and NationsBanc Capital Markets, Inc. and First Chicago Capital Markets, Inc.
Registration Rights Agreement dated as of May 6, 1997 between the Company, Mule-Hide and Amcraft and NationsBanc Capital Markets, Inc. and First Chicago Capital Markets, Inc.
Asset Purchase Agreement dated as of April 12, 1997, by and between Viking Aluminum Products, Inc. and the Company.
Asset Purchase Agreement, dated as of April 12, 1997, by and between Viking Building Products, Inc. and the Company.
Employment Agreement, dated as of May 1, 1997, between the Company and Kenneth
A. Hendricks.
Tax Allocation Agreement, dated as of May , 1997, among the Company, Mule-Hide and Amcraft and Kenneth A. Hendricks.
Form of lease agreement between the Company and Hendricks Commercial Properties Continuing Guarantee Agreement, dated July 20, 1996, between Mule-Hide and Heritage Bank, N.A., for the benefit of Kenneth A. Hendricks.
Guaranty, dated December 22, 1992, between the Company and Transohio Savings Bank, for the benefit of Kenneth A. Hendricks.
Guaranty, dated December 22, 1996, between the Company and MetLife Capital Corporation, for the benefit of Kenneth A. Hendricks.
Amended and Restated Loan and Security Agreement among American National Bank and Trust Company of Chicago, NationsBank of Texas, N.A. , Bankamerica Business Credit, Inc. and the Company, as amended (the "Credit Agreement").
Amended and Restated Patent, Trademark and License Mortgage by the Company in favor of NationsBank of Texas, N.A., as agent for the lenders under the Credit Agreement, as amended.
Amended and Restated Limited Guaranty Agreement by Kenneth A. Hendricks, dated as of February 8, 1996, in favor of NationsBank of Texas, N.A., individually or as agent for the lenders under the Credit Agreement.
Third Amended and Restated Revolving Credit Note of the Company in the amount of $25,000,000.00 made to the order of American National Bank and Trust Company of Chicago.
Third Amended and Restated Revolving Credit Note of the Company in the amount of $35,000,000.00 made to the order of NationsBank of Texas, N.A.
Revolving Credit Note of the Company in the amount of $32,500,000.00 made to the order of Fleet Capital Corporation.
Revolving Credit Note of the Company in the amount of $22,500,000.00 made to the order of Harris Trust and Savings Bank
Revolving Credit Note of the Company in the amount of $27,500,000.00 made to the order of Sanwa Business Credit Corporation
Ninth Amendment to the Credit Agreement dated as of May 7, 1997.

                                  SCHEDULE C

               American Builders and Contractors Supply Co., Inc.




                                                                    Principal
                        Initial Purchaser                             Amount
----------------------------------------------------------------   ------------
NationsBanc Capital Markets, Inc. ..............................   $ 80,000,000
First Chicago Capital Markets, Inc. ............................   $ 20,000,000
                                                                   $100,000,000
                                                                   ============

                                  SCHEDULE D

                          Opinion of Kirkland & Ellis

                                  May 7, 1997



NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
c/o NationsBanc Capital Markets, Inc.
100 North Tryon Street, Seventh Floor
Charlotte, North Carolina 28255

     Re:  American Builders & Contractors Supply Co., Inc.
          ------------------------------------------------

Ladies and Gentlemen:

     We are issuing this opinion letter in our capacity as special legal counsel to American Builders & Contractors Supply Co., Inc., a Delaware corporation
(the "Company"), in response to the requirement in Section 7(g) of the Purchase Agreement (the "Purchase Agreement") dated as of May 2, 1997 among the Company, each of the Subsidiary Guarantors (as defined below), NationsBanc Capital Markets, Inc. ("NationsBanc") and First Chicago Capital Markets, Inc. ("First Chicago" and, together with NationsBanc, the "Initial Purchasers").

     All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Purchase Agreement. Together, the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities are referred to herein as the "Transaction Agreements." The following subsidiaries of the Company are referred to herein as the "Subsidiaries" or "Subsidiary Guarantors": Mule-Hide Products Co., Inc., a Texas corporation ("Mule-Hide"), and Amcraft Building Products Co., Inc., a Delaware corporation ("Amcraft").

     In arriving at the opinions expressed herein, among other things, we have examined the following:

     (a) the Offering Memorandum of the Company, dated May 2, 1997, covering the offering and sale of the Securities (the "Offering Memorandum");

     (b) an executed original of the Purchase Agreement;

     (c) executed originals of the Indenture and the Securities to. be delivered on the date hereof,

     (d) an executed original of the Registration Rights Agreement; and

     (e) copies of all certificates and other documents delivered in connection with the sale of the Securities on the date hereof and the consummation of the other transactions contemplated by the Purchase Agreement.

NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
May 7, 1997
Page 2

     In preparing this letter, we have relied without any independent verification upon the assumptions recited in Schedule A to this letter and upon:
(i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Purchase Agreement and the other Transaction Agreements; (iii) factual information provided to us in the support certificate (the "Support Certificate") signed by the Company and the Subsidiary Guarantors and attached hereto; and (iv) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed without investigation that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being misleading. For purposes of each opinion in paragraph 1, we have relied exclusively upon certificates issued by a governmental authority in each relevant jurisdiction, and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by that certificate.

     While we have not conducted any independent investigation to determine facts upon which our opinions are based, we confirm that we do not have any actual knowledge which has caused us to conclude that our reliance and assumptions cited in the preceding paragraph are unwarranted or that any information supplied in this letter is wrong. The term "actual knowledge" whenever it is used in this letter with respect to our firm means conscious awareness at the time this letter is delivered on the date it bears by the following Kirkland & Ellis lawyers, who constitute all of the Kirkland & Ellis lawyers who have devoted a significant amount of time to the negotiation or preparation of the Transaction Agreements, the Offering Memorandum and the due diligence associated therewith (herein called "our Designated Transaction Lawyers"): Carter W. Emerson, P.C., Gerald T. Nowak and Julie A. Johnson.

     Subject to the assumptions, qualifications, exclusions and other limitations which are identified in this letter and in the schedules attached to this letter, we advise you that:

1. The Company is a corporation existing and in good standing under the General Corporation Law of the State of Delaware. The merger of American Builders & Contractors Supply Co., Inc., a Texas corporation, with and into the Company has become effective in accordance with the General Corporation Law of the State of Delaware. The merger of Hendricks Real Estate Properties, Inc., a Wisconsin corporation, with and into the Company has become effective in accordance with the General Corporation Law of the State of Delaware. Each of the Company and each Subsidiary Guarantor is qualified as a foreign corporation in good standing in each of the jurisdictions set forth on Schedule B hereto.

2. The Company was duly incorporated under the General Corporation Law of the State of Delaware.

NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
May 7, 1997
Page 3



3. No registration under the Securities Act of the Securities is required in connection with the offer and sale of the Securities to the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Memorandum or in connection with the initial resale of the Securities by the Initial Purchasers in accordance with Section 3 of the Purchase Agreement, and prior to the commencement of the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the TIA, in each case assuming (i) that the purchasers who buy such Securities in the initial resale thereof are, or the Initial Purchasers reasonably believe them to be, Qualified Institutional Buyers or Accredited Investors, (ii) the accuracy and completeness of the Initial Purchasers' representations in Section 3 and those of the Issuer contained in the Purchase Agreement regarding the absence of a general solicitation in connection with the sale of such Securities to the Initial Purchasers and the initial resale thereof, (iii) the due performance by the Initial Purchasers of the agreements set forth in Section 3 of the Purchase Agreement and (iv) the accuracy of the representations made by each Accredited Investor who purchased Securities in the initial resale as set forth in the Offering Memorandum.

4. Each of the Company and each Subsidiary Guarantor has the corporate power to enter into and perform its obligations under the Transaction Agreements to which it is a party, including without limitation the corporate power to issue, sell and deliver the Notes and the Guarantees, respectively, as contemplated by the Purchase Agreement.

5. Each of the Company and each Subsidiary Guarantor has duly executed and delivered the Purchase Agreement, the Indenture and the Registration Rights Agreement. The Company's execution, delivery and performance of the Transaction Agreements to which it is a party have been duly authorized by all necessary corporate action on the part of the Company. Each Subsidiary Guarantees execution, delivery and performance of the Transaction Agreements to which it is a party have been duly authorized by all necessary corporate action on the part of such Subsidiary Guarantor. Each of the Purchase Agreement, the Indenture and the Registration Rights Agreement is a valid and binding obligation of each of the Company and each Subsidiary Guarantor and (assuming the due authorization, execution and delivery thereof by the other parties thereto) is enforceable against each of the Company and each Subsidiary Guarantor in accordance with its terms.

6. The Company's execution, delivery and performance of the Notes have been duly authorized by all necessary corporate action on the part of the Company. The Notes have been duly executed and delivered by the Company and, when paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will constitute the valid and

NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
May 7, 1997
Page 4




     binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms.

7. Each Subsidiary Guarantor's execution, delivery and performance of the Guarantees have been duly authorized by all necessary corporate action on the part of such Subsidiary Guarantor. The Guarantees have been duly executed and delivered by each of the Subsidiary Guarantors and, when the Notes are duly and validly authorized, executed, issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of the Purchase Agreement, will be the valid and binding obligations of each of the Subsidiary Guarantors, enforceable against each of the Subsidiary Guarantors in accordance with their terms and entitled to the benefits of the Indenture.

8. The Company's execution, delivery and performance of the Exchange Notes have been duly authorized by all necessary corporate action on the part of the Company. When the Exchange Notes have been duly executed and delivered by the Company in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Exchange Notes by the Trustee in accordance with the Indenture), the Exchange Notes will constitute the valid and binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms.

9. The Company's authorized equity capitalization is as set forth on Schedule C attached hereto. To our actual knowledge, there are no outstanding (A) options, warrants or other rights to purchase, (B) agreements or other obligations of the Company to issue or (C) other fights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company. The Company is the sole owner of record, and to our actual knowledge is the sole beneficial owner, of all the capital stock of each Subsidiary Guarantor.

10. The execution and delivery of the Purchase Agreement, the Registration Rights Agreement and the Indenture, and the contamination of the transactions contemplated thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers and the use of the proceeds therefrom as set forth in the Offering Memorandum under the caption "Use of Proceeds") do not and will not conflict with or constitute or result in a breach or default under (or an event which with notice or the passage of time or both would constitute a default under) or violation of any of (i) the certificate of incorporation or bylaws of the Company or any Subsidiary Guarantor, (ii) any statute or governmental rule or regulation which, in our

NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
May 7, 1997
Page 5


     experience, is normally applicable both to general business corporations that are not engaged in regulated business activities and to transactions of the type contemplated by the Offering Memorandum (but without our having made any special investigation as to other laws and provided that we express no opinion in this paragraph with respect to (a) any laws, rules or regulations to which the Company or any Subsidiary Guarantor may be subject as a result of any of the Initial Purchasers! legal or regulatory status or the involvement of any of the Initial Purchasers in such transactions or
     (b) any laws, rules or regulations relating to disclosure, misrepresentations or fraud), or (iii) the terms or provisions of any contract set forth on Schedule D attached hereto, except (in the case of clauses (ii) and (iii) above) for any such conflict, break, violation, default or event which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. We do not have actual knowledge that any provision in any Court Order would be breached or otherwise violated by the Company's or any Subsidiary Guarantor's execution or delivery of the Transaction Agreements to which it is a party or by the Company's or any Subsidiary Guarantees performance of any of its agreements in such Transaction Agreements. For purposes of this letter, the term "Court Order" means a court or administrative order, writ, judgment or decree that names the Company or any Subsidiary Guarantor and is specifically directed to it or its property. For purposes of this letter, our Designated Transaction Lawyers have not undertaken any investigation to identify Court Orders to which the Company or any Subsidiary Guarantor may be subject other than our inquiry with respect thereto of officers of the Company and the Subsidiary Guarantors reflected in their statement set forth in the Support Certificate.

11. To our actual knowledge, no consent, waiver, approval, authorization or order of, or registration or filings with, any court or governmental authority is required in connection with the execution and delivery by the Issuers of the Transaction Agreements, for the issuance and sale by the Company and the Subsidiary Guarantors of the Securities to the Initial Purchasers, for the consummation by the Issuer and the Subsidiary Guarantors of the other transactions contemplated by the Transaction Agreements or for the issuance by the Company and the Subsidiary Guarantors of the Exchange Securities, except such as may be required under the Securities Act, the Exchange Act, the TIA and the security or Blue Sky laws of the various states (and the rules and regulations thereunder), as to which we express no opinion in this paragraph.

12. To our actual knowledge, (i) there are no legal or governmental proceedings pending to which any Issuer is a party that would be required under the Securities Act to be disclosed in a registration statement or a prospectus delivered at the time of the confirmation of the sale of any offering of securities registered under the Securities Act that are not described in the Offering Memorandum and (ii) there are no legal or governmental proceedings pending to

NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
May 7, 1997
Page 6

     which the Company or any Subsidiary Guarantor is a party or to which the property or assets of the Company or the Subsidiary Guarantors is subject which seek to restrain, enjoin or prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold to the Initial Purchasers or the consummation of the other transactions contemplated by the Transaction Agreements or under the caption "Use of Proceeds" in the Offering Memorandum.

13. The statements in the Offering Memorandum under the headings "Description of the Notes," "Description of the Credit Agreement" and "Certain Transactions" insofar as such statements purport to summarize certain provisions of the Indenture, the Notes, the Guarantees, the Registration Rights Agreement, the Credit Agreement, the Employment Agreement and the Tax Allocation Agreement and subject to the limitations contained in such statements, provide a fair and accurate summary in all material respects of such provisions of such agreements.

14. Neither the Company nor any Subsidiary Guarantor is, or immediately after the sale of the Notes to the Initial Purchasers and application of the net proceeds therefrom as described in the Offering Memorandum under the caption "Use of Proceeds" will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

15. As of the date hereof none of the Securities are of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Company or any Subsidiary Guarantor t at are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

16. Neither the sale, issuance, execution or delivery of the Notes nor the application of the net proceeds therefrom as described in the Offering Memorandum under the caption "Use of Proceeds" will contravene Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

     Because the primary purpose of our professional engagement was not to establish factual matters and because of the nonlegal character of many determinations involved in the preparation of the Offering Memorandum, we are not passing upon, do not assume responsibility for and make no representation that we have independently verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, other than as set forth in paragraph 13 above. However, we have participated in conferences, in person or by telephone, with directors, officers and other representatives of the Company and the Subsidiary Guarantors, representatives of the independent public accountants for the Company and the Subsidiary Guarantors, representatives of

NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
May 7, 1997
Page 7

the Initial Purchasers and counsel for the initial Purchasers, at which conferences the contents of the Offering Memorandum and related matters were discussed and, on the basis of such participation (relying as to materiality to the extent we deemed appropriate upon the views of officers and other representatives of the Company and the Subsidiary Guarantors), we advise you that we have no actual knowledge that the Offering Memorandum (other than the financial statements and related notes and the other financial, statistical and accounting data included in or omitted from the Offering Memorandum, as to which no advice is given) as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

     Our advice on every legal issue addressed in this letter is based exclusively on the internal law of New York or the federal law of the United States except that certain of the opinions in paragraphs 1 and 2 and 4 through 11 are based on the Delaware General Corporation Law. Certain of the opinions in paragraph 1 are based on the Delaware General Corporation Law and (i) the Wisconsin Business Corporation Act (the "Wisconsin Act") or (ii) the Texas Business Corporation Act (the "Texas Act"). We have reviewed the Prentice Hall Law & Business Corporation Guide as supplemented through March 17, 1997 (the "Guide"). To the extent any opinion in paragraph I is based on the Wisconsin Act or the Texas Act, we have assumed that the Guide accurately sets forth the provisions of the Wisconsin Act and the Texas Act as in effect on the date hereof and such opinion is based solely on such review and assumption. Issues addressed by this letter may be governed in whole or in part by other laws, but we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually govern. Our opinions are subject to all qualifications in Schedule E and do not cover or otherwise address any provision in the Purchase Agreement or any of the other Transaction Agreements of any type identified in Schedule F. Furthermore, our opinion expressed in paragraph 10 does not cover or otherwise address any law or legal issue which is identified in the attached Schedule G. Provisions in the Transaction Agreements which are not excluded by Schedule F or any other part of this letter or its attachments are called the "Relevant Agreement Terms."

     Our advice on each legal issue addressed in this letter represents our opinion as to how that issue would be resolved were it to be considered by the highest court of the jurisdiction upon whose law our opinion on that issue is based. The manner in which any particular issue would be treated in any actual court case would depend in part on facts and circumstances particular to the case, and this letter is not intended to guarantee the outcome of any legal dispute which may arise in the future.

     This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which

NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
May 7, 1997
Page 8

our Designated Transaction Lawyers did not have actual knowledge at that time, by reason of any change subsequent to that time in any law covered by any of our opinions, or for any other reason. The attached schedules are an integral part of this letter, and any term defined in this letter or any schedule has that defined meaning wherever it is used in this letter or in any schedule to this letter.

     You may rely upon this letter only for the purpose served by the provision in the Purchase Agreement cited in the initial paragraph of this letter in response to which it has been delivered. Without our written consent: (i) no person other than you may rely on this letter for any purpose; (ii) this letter may not be cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be cited or quoted in any other document or communication which night encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging such reliance.

                                    Sincerely,



                                    KIRKLAND & ELLIS

                                  Schedule A

                                  Assumptions

    For purposes of our letter, we have relied, without investigation, upon each of the following assumptions:

1. The Initial Purchasers have purchased the Notes pursuant to the Purchase Agreement and have paid the consideration therefor to the Company.

2. With respect to the enforceability of any Transaction Agreement by any Initial Purchaser or the Trustee, such Initial Purchaser or the Trustee, as the case may be, has satisfied those legal requirements that are applicable to it to the extent necessary for such Transaction Agreement to be a binding obligation of such party.

3. Each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures (other than those of or on behalf of the Company or the Subsidiary Guarantors) on each such document are genuine.

                                  Schedule B

                                 Good Standing

American Builders & Contractors Supply Co., Inc.
------------------------------------------------

     Delaware

Mule-Hide Products Co., Inc.
----------------------------

     California
     Florida
     Illinois
     Louisiana
     New York
     North Carolina
     Pennsylvania
     Texas
     Wisconsin

Amcraft Building Products Co., Inc.
-----------------------------------

     Delaware
     Alabama
     Wisconsin

                                  Schedule C

                                Capitalization

          American Builders & Contractors Supply Co., Inc., a Delaware corporation, 1,000 shares authorized, 147.04 shares issued and outstanding.

                                   Schedule D

                              Specified Contracts

Indenture dated as of May 6, 1997 between the Company, Mule-Hide and Amcraft and Norwest Bank Minnesota, National Association, as trustee (including form of New Note and Senior Subordinated Guarantees).
Purchase Agreement dated as of May 2, 1997 between the Company, Mule-Hide and Amcraft and NationsBanc Capital Markets, Inc. and First Chicago Capital Markets, Inc.
Registration Rights Agreement dated as of May 6, 1997 between the Company, Mule-Hide and Amcraft and NationsBanc Capital Markets, Inc. and First Chicago Capital Markets, Inc.
Asset Purchase Agreement, dated as of April 12, 1997, by and between Viking Aluminum Products, Inc. and the Company.
Asset Purchase Agreement, dated as of April 12, 1997, by and between Viking Building Products, Inc. and the Company.
Employment Agreement, dated as of May 1, 1997, between the Company and Kenneth
A. Hendricks.
Tax Allocation Agreement, dated as of May 1, 1997, among the Company, Mule-Hide and Amcraft and Kenneth A. Hendricks.
Form of lease agreement between the Company and Hendricks Commercial Properties Continuing Guarantee Agreement, dated July 20, 1996, between Mule-Hide and Heritage Bank, N.A., for the benefit of Kenneth A. Hendricks.
Guaranty, dated December 22, 1992, between the Company and Transohio Savings Bank, for the benefit of Kenneth A. Hendricks.
Guaranty, dated December 22, 1996, between the Company and MetLife Capital Corporation, for the benefit of Kenneth A. Hendricks.
Amended and Restated Loan and Security Agreement among American National Bank and Trust Company of Chicago, NationsBank of Texas, N.A., Bankamerica Business Credit, Inc. and the Company, as amended (the "Credit Agreement").
Amended and Restated Patent, Trademark and License Mortgage by the Company in favor of NationsBank of Texas, N.A., as agent for the lenders under the Credit Agreement, as amended.
Amended and Restated Limited Guaranty Agreement by Kenneth A. Hendricks, dated as of February 8, 1996, in favor of NationsBank of Texas, N.A., individually or as agent for the lenders under the Credit Agreement.
Third Amended and Restated Revolving Credit Note of the Company in the amount of $25,000,000.00 made to the order of American National Bank and Trust Company of Chicago.
Third Amended and Restated Revolving Credit Note of the Company 'in the amount of $35,000,000.00 made to the order of NationsBank of Texas, N.A.
Revolving Credit Note of the Company in the amount of $32,500,000.00 made to the order of Fleet Capital Corporation.
Revolving Credit Note of the Company in the amount of $22,500,000.00 made to the order of Harris Trust and Savings Bank
Revolving Credit Note of the Company in the amount of $27,500,000.00 made to the order of Sanwa Business Credit Corporation
Ninth Amendment to the Credit Agreement dated as of May 7, 1997.

                                   Schedule E

                             General Qualifications

     All of our opinions ("our opinions") in the letter to which this Schedule is attached ("our letter") are subject to each of the qualifications set forth in this Schedule.

1. Bankruptcy and Insolvency Exception. Each of our opinions is subject to the effect of:

     a. all Federal and state bankruptcy, insolvency, reorganization, receivership, moratorium and other laws that affect the rights of creditors generally or that have reference to or affect only creditors of specific types of debtors (which comprehends, among others, matters of turnover, automatic stay, avoiding powers, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed);

     b.   fraudulent transfer and conveyance laws; and

     c. judicially developed doctrines in this area, such as substantive consolidation of entities and equitable subordination.

2. Equitable Principles Limitation. Each of our opinions is subject to the effect of general principles of equity, whether applied by a court of law or equity. This limitation includes principles:

     a. governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

     b. affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement;

     c. requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement;

     d. requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

     e. requiring consideration of the materiality of (i) a breach and (ii) the consequences of the breach to the party seeking enforcement;

     f. requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement; and

     g. affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract.

3 . Other Common Qualifications. Each of our opinions is subject to the effect of rules of law that:

     a.   provide a time limitation after which a remedy may not be enforced;

     b. Unit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inactior4 to the extent the action or inaction involves negligence, violation of public policy or litigation against another party determined adversely to such party;

     c. may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

     d. govern and afford judicial discretion regarding the determination of damages; and

     e. may render waivers of suretyship defenses ineffective under certain circumstances.

4. Cross-Default Provisions. With respect to our opinion in paragraph 10 above, we express no opinion with respect to violations under cross-default provisions referring to or based upon agreements that are not included on Schedule D. For purposes of the preceding sentence, agreements which are attached as exhibits, schedules or attachments to or are otherwise referred to in agreements fisted on Schedule D, but are not directly listed on Schedule D, shall not be deemed to be included on Schedule D.

                                   Schedule F

                              Excluded Provisions


     None of the opinions in the letter to which this Schedule is attached covers or otherwise addresses any of the following types of provisions which may be contained in the Transaction Agreements:

1. Provisions mandating contribution towards judgments or settlements among various parties.

2. Provisions which might require indemnification or contribution with respect to any litigation by the Trustee under the Indenture against the Company and the Subsidiary Guarantors determined adversely to the Trustee under the Indenture, or with respect to any loss, cost or expense arising out of such Trustee's negligence or bad faith.

3. Requirements in the Transaction Agreements specifying that provisions thereof may only be waived in writing (these provisions may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such documents).

                                   Schedule G

                         Excluded Law and Legal Issues

     In addition to the limitations and exclusions otherwise set forth in paragraph 10, none of the opinions or advice set forth in paragraph 10 of our letter covers or otherwise addresses any of the following laws, regulations or other governmental requirements or legal issues:

1.   State "Blue Sky" laws and regulations; and

2. the statutes and ordinances, the administrative decisions and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the Federal, state or regional level) and judicial decisions to the extent that they deal with any of the foregoing.

     We have not undertaken any research for purposes of determining whether the Company and Subsidiary Guarantors or any of the transactions which may occur in connection with the Purchase Agreement or any of the other Transaction Agreements is subject to any law or other governmental requirement other than to those laws and requirements which in our experience would generally be recognized as applicable, and none of our opinions covers any such law or other requirement unless (i) one of our Designated Transaction Lawyers had actual knowledge of its applicability at the time our letter was delivered on the date it bears and (ii) it is not excluded from coverage by other provisions in our letter or in any Schedule to our letter.

                              Support Certificate


American Builders & Contractors Supply Co., Inc., a Delaware corporation (the "Company"), Amcraft Building Products Co., Inc., a Delaware corporation ("Amcraft") and Mule-Hide Products Co., Inc., a Texas corporation ("Mule-Hide," and together with Amcraft, the "Subsidiary Guarantors") all hereby certify and agree that:

1. Introduction. Kirkland & Ellis has acted as special legal counsel to the Company and the Subsidiary Guarantors in connection with the negotiation and preparation of the Purchase Agreement (the "Purchase Agreement") dated as of May 2, 1997, among the Company, each of the Subsidiary Guarantors, NationsBanc Capital Markets, Inc. ("NationsBanc") and First Chicago Capital Markets, Inc. ("First Chicago" and, together with NationsBanc, the "Initial Purchasers"). Section 7(g) of the Purchase Agreement provides that as a condition to closing Kirkland & Ellis delivers an opinion letter to the Initial Purchasers (the "Opinion Recipients"). The term "Kirkland Opinion" whenever it is used in this certificate means the opinion letter which Kirkland & Ellis will actually deliver at the closing in response to this closing condition. Each term which is defined or given a special meaning in the Kirkland Opinion has the same meaning whenever it is used in this certificate.

2. Purpose. The Company and the Subsidiary Guarantors have provided this certificate in order to provide Kirkland & Ellis with factual information needed by Kirkland & Ellis in order to issue the Kirkland Opinion. The Company and the Subsidiary Guarantors have made inquiries and investigations reasonably calculated to assure that the information provided in this certificate is accurate and complete, including (i) inquiries of appropriate personnel responsible for legal matters, financial matters and compliance with governmental requirements and (ii) identification and review of relevant documents. After performing such inquiries and reviewing the Kirkland Opinion, the Company and the Subsidiary Guarantors are satisfied that the Kirkland Opinion does not contain any untrue statements. The Company and the Subsidiary Guarantors understand that Kirkland & Ellis will not check, audit or otherwise attempt to verify the information in this certificate. The Company and the Subsidiary Guarantors intend and agree that Kirkland & Ellis and the Opinion Recipients may rely upon this certificate and all information provided in this certificate.

3. Charters. The copies of the Company's Certificate of Incorporation, Amcraft's Certificate of Incorporation and Mule-Hide's Articles of Incorporation (each a "Charter") in the versions certified by the responsible governmental office in the Company's and the Subsidiary Guarantors' states of incorporation and delivered to the Opinion Recipients in connection with the closing are accurate and complete and represent the terms of the Company's and the Subsidiary Guarantors' Charters as constituted at all times since the date of the latest amendment thereto indicated in that certificate.

4. Bylaws. The copy of the Bylaws of the Company in the version attached to the certificate issued by the Company's Secretary to the Opinion Recipients at the closing is accurate and complete and represents the terms of the Company's Bylaws as constituted at all times since prior to the adoption of the initial resolution authorizing the transactions specified in the Transaction Agreements. The copies of the Bylaws of the Subsidiary Guarantors in the versions attached to the certificates issued by the Subsidiary Guarantors' Secretaries to the Opinion Recipients at the closing are accurate and complete and represent the terms of the Subsidiary Guarantors' Bylaws as constituted at all times since prior to the adoption of the initial resolution authorizing the transactions specified in the Transaction Agreements.

5. Good Standing. The practice of the Company and each Subsidiary Guarantor is to make on a timely basis all filings and tax payments they were required to make under the statute under which they are organized and under the statutes under which they have qualified to do business in other states. Neither the Company nor any Subsidiary Guarantor has received notice from any governmental authority that any such filing or tax payment which the Company or any Subsidiary Guarantor has made is delinquent or due or that the Company or any Subsidiary Guarantor is not in good standing in its state of incorporation or in any state in which it has qualified as a foreign corporation. Neither the Company nor any Subsidiary Guarantor has reason to believe that it is not in existence or good standing in its respective state of incorporation, that it has ceased to be qualified to do business or in good standing in any state in which it was previously qualified, or that it has not qualified in any state in which such qualification is required.

6.   Authorizing Resolutions.

     a. Attached hereto as Exhibit A is a complete and accurate copy of resolutions adopted by the Company's Board of Directors on May 1, 1997 by Consent in Lieu of Special Meeting of Board of Directors. Such resolutions have not been amended -or rescinded and remain in full force and effect on the date hereof.

     b. Attached hereto as Exhibit B is a complete and accurate copy of resolutions adopted by Mule-Hide's Board of Directors on May 1, 1997 by Consent in Lieu of Special Meeting of Board of Directors. Such resolutions have not been amended or rescinded and remain in full force and effect on the date hereof.

     c. Attached hereto as Exhibit C is a complete and accurate copy of resolutions adopted by Amcraft's Board of Directors on May 1, 1997 by Consent in Lieu of Special Meeting of Board of Directors. Such resolutions have not been amended or rescinded and remain in full force and effect on the date hereof.

     d. At the time the Boards of Directors of the Company, Amcraft, and Mule-Hide adopted the resolutions cited in the preceding paragraphs, no vacancies existed on any of the Boards of Directors and each director then on such Board of Directors was elected or appointed to such Board of Directors in accordance with the requirements in the respective Charter and Bylaws.

     e. Attached hereto as Exhibit D is a complete and accurate copy of the resolutions adopted by the sole shareholder of Mule-Hide on May 1, 1997 by Consent in Lieu of Special Meeting of Shareholders. Such resolutions have not been amended or rescinded and remain in full force and effect on the date hereof.

     f. Attached hereto as Exhibit E is a complete and accurate copy of the resolutions adopted by the sole shareholder of Amcraft on May 1, 1997 by Consent in Lieu of Special Meeting of Board of Shareholders. Such resolution ' s have not been amended or rescinded and remain in full force and effect on the date hereof.

     g. Attached hereto as Exhibit F is a complete and accurate copy of the resolutions adopted by the sole shareholder of the Company on May 6, 1997 by Consent in Lieu of Special Meeting of Shareholders. Such resolutions have not been amended or rescinded and remain in fall force and effect on the date hereof

     h. None of the Boards of Directors or the sole shareholders of the Company or the Subsidiary Guarantors have adopted any other resolutions which (i) restrict the authority of the Company or any Subsidiary Guarantor to enter into any the Transaction Agreements or to engage in any actions to be taken under or by reason of the Transaction Agreements or (ii) restrict the Boards of Directors' authority to approve any such action or activity or (iii) otherwise relate to the execution or delivery by the Company or any Subsidiary Guarantor of any of the Transaction Agreements or any activity to be taken under or by reason of the Transaction Agreements.

7. Authorized Officers. Each individual who has executed any of the Transaction Agreements or other document delivered at closing on behalf of the Company and the Subsidiary Guarantors were validly appointed to the officership position or other position with the respective company indicated in connection with such execution and held that office at the time of such person's execution and delivery of the relevant Transaction Agreement(s) and/or other documents(s).

8.   No Required Governmental Approvals.   Neither the Company nor any
     Subsidiary Guarantor engages in any banking, insurance, common carrier, broadcasting, utility or other regulated activities to a degree which requires it to obtain approval from any governmental authority as a condition to executing or delivering any of the Transaction Agreements or to performing any of its obligations under the Transaction Agreements. Neither the Company nor any Subsidiary Guarantor is aware of any filing required to be made or any governmental permit or authorization required to be obtained in connection, with the execution or delivery of any of the Transaction Agreements or the performance of any obligations of the Company or any Subsidiary Guarantor under those Agreements which has not been made or obtained on or prior to the date hereof.

9. No Known Breach. Neither the Company nor any Subsidiary Guarantor is aware of any contract or other obligation which would be breached by the execution or delivery by the Company or any Subsidiary Guarantor of any of the Transaction Agreements or any activity to be taken under or by reason of the Transaction Agreements.

10. No Omissions. Neither the Company nor any Subsidiary Guarantor knows of any other fact or development which indicates that any advice given in the Kirkland Opinion is inaccurate or misleading.

11. Outstanding Judgments. Neither the Company nor any Subsidiary Guarantor is aware of any judgment, decree or Court Order applicable to or binding upon it or its respective assets or properties which would be breached by the execution or delivery by the Company or any Subsidiary Guarantor of any of the Transaction Agreements or any activity to be taken under or by mason of the Transaction Agreements. For purposes of this certificate, the term "Court Order" means a court or administrative order, writ, judgment or decree that names the Company or any Subsidiary Guarantor and is specifically directed to it or its property.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the undersigned have executed this Support Certificate as of the 7th day of May, 1997.

                                       AMERICAN BUILDERS &
                                       CONTRACTORS SUPPLY CO., INC.

                                       By:
                                          -------------------------------------
                                            Name:  Kenneth A. Hendricks
                                            Title: President, Chief Executive
                                                   Officer


                                       By:
                                          -------------------------------------
                                            Name:  Diane Hendricks
                                            Title: Executive Vice President,
                                                   Secretary and Director

                                       AMCRAFT BUILDING PRODUCTS CO., INC.


                                       By:
                                          -------------------------------------
                                            Name:  Kenneth A. Hendricks
                                            Title: President and Chief Executive
                                                   Officer

                                       By:
                                          -------------------------------------
                                            Name:  Kendra Story
                                            Title: Chief Financial Officer

                                       MULE-HIDE PRODUCTS CO., INC.


                                       By:
                                          -------------------------------------
                                            Name:  Kenneth A. Kendricks
                                            Title: Chief Executive Officer


                                       By:
                                          -------------------------------------
                                            Name:  Kimberlee K. Hendricks
                                            Title: President

                                   SCHEDULE E

                         Opinion of Leo and Associates

                                  May 7, 1997

NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
c/o NationsBanc Capital Markets, Inc.
100 North Tryon Street, Seventh Floor
Charlotte, North Carolina 28255

     Re:  American Builders & Contractors Supply Co., Inc.

Ladies and Gentlemen:

     We are issuing this opinion letter in our capacity as general legal counsel to American Builders & Contractors Supply Co., Inc., a Delaware corporation (the "Company"), in response to the requirement in Section 7(g) of the Purchase Agreement (the "Purchase Agreement") dated as of May 7, 1997 among the Company, each of the Subsidiary Guarantors (as defined below), NationsBanc Capital Markets, Inc. ("NationsBanc") and First Chicago Capital Markets, Inc. ("First Chicago" and, together with NationsBanc, the "Initial Purchasers").

     All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Purchase Agreement. Together, the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities are referred to herein as the "Transaction Agreements". The following subsidiaries of the Company together are referred to herein as the "Subsidiaries" or "Subsidiary Guarantors": Mule-Hide Products Co., Inc., a Texas corporation ("Mule-Hide") and Amcraft Building Products Co., Inc., a Delaware corporation ("Amcraft").

     In arriving at the opinions expressed herein, among other things, we have examined the following:

     (a) the Offering Memorandum of the Company, dated May 2, 1997, covering the offering and sale of the Securities (the "Offering Memorandum");

     (b) an executed copy of the Purchase Agreement;

     (c) executed copies of the Indenture and the Securities to be delivered on the date hereof,

     (d) an executed copy of the Registration Rights Agreement;

     (e) an executed original of the Asset Purchase Agreement between the Company and Viking Building Products, Inc. and between the Company and Viking Aluminum Products, Inc., each dated April 12, 1997 (together "Asset Purchase Agreements"); and

     (f) executed copies of the Amended and Restated Loan and Security Agreement dated

NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
May 7, 1997
Page 2

          July 1, 1993 (the "Loan Agreement"); the First Amendment to the Amended and Restated Loan Agreement dated September 2, 1994; the Waiver and Second Amendment to the Amended and Restated Loan Agreement dated June 19, 1995; the Third Amendment to the Amended and Restated Loan Agreement dated September 18, 1995; the Waiver and Fourth Amendment to the Amended and Restated Loan Agreement dated September 30, 1995; the Waiver and Fifth Amendment to the Amended and Restated Loan Agreement dated December 29, 1995; the Waiver and Sixth Amendment to the Amended and Restated Loan Agreement dated February 8, 1996; the Waiver and Seventh Amendment to the Loan Agreement dated September 3, 1996; the Waiver and Eighth Amendment to the Loan Agreement dated March 27, 1997; and the Ninth Amendment to the Loan Agreement dated May 7, 1997 (together, the "Credit Agreement").

     In preparing this letter, we have relied without any independent verification upon the assumptions recited in Schedule A to this letter and upon:
(i) information contained in certificates obtained from governmental authorities; (ii) factual information represented to be true in the Purchase Agreement and the other Transaction Agreements; (iii) factual information provided to us in the Support Certificate signed by the Company and the Subsidiary Guarantors and attached hereto; and (iv) factual information we have obtained from such other sources as we have deemed reasonable. We have assumed without investigation that there has been no relevant change or development between the dates as of which the information cited in the preceding sentence was given and the date of this letter and that the information upon which we have relied is accurate and does not omit disclosures necessary to prevent such information from being materially and adversely misleading. For purposes of each opinion expressed in paragraph 1 below, we have relied exclusively upon certificates issued by a governmental authority in each relevant jurisdiction, and such opinion is not intended to provide any conclusion or assurance beyond that conveyed by that certificate.

     While we have not conducted any independent investigation to determine facts upon which our opinions are based, we confirm that we do not have any actual knowledge which has caused us to conclude that our reliance and assumptions cited in the preceding paragraph are unwarranted or that any information supplied to or used by us in connection with this letter is wrong. The term "actual knowledge" whenever it is used in this letter with respect to our firm means conscious awareness at the time this letter is delivered on the date it bears by the following Leo and Associates lawyers, who constitute all of the Leo and Associates lawyers who have devoted a significant amount of time to the negotiation or preparation of the Transaction Agreements, the Offering Memorandum and the due diligence associated therewith (herein called "our Designated Transaction Lawyers"): Karl Leo.

NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
May 7, 1997
Page 3

 .    Subject to the assumptions, qualifications, exclusions and other limitations which are identified in this letter and in the schedules attached to this letter, we advise you that:

1. Each Subsidiary Guarantor is a corporation existing and in good standing under the laws of its jurisdiction of incorporation.

2. The Subsidiary Guarantors' authorized shares are as set forth on Schedule B hereto. To our actual knowledge, there are no outstanding (A) options, warrants or other rights to purchase, (B) agreements or other obligations of the Company or any Subsidiary Guarantor to issue or (C) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in any of the Subsidiary Guarantors. All shares of capital stock of the Subsidiary Guarantors have been duly authorized, validly issued, nonassessable, to our knowledge without inquiry are fully paid and, except as disclosed in the Final Memorandum, to the knowledge of such counsel without inquiry, all such shares are owned by the Company or a subsidiary of the Company free and clear of any security interests, liens, pledges or encumbrances.

3. The execution and delivery of the Credit Agreement and the Asset Purchase Agreements, and the consummation of the transactions contemplated thereby do not and will not conflict with or constitute or result in a breach or default under (or an event which with notice or the passage of time or both would constitute a default under) or violation of any of, (i) the certificate of incorporation or bylaws of the Company or any Subsidiary Guarantor, (ii) any statute or governmental rule or regulation which, in our experience, is normally applicable both to general business corporations that are not engaged in regulated business activities and to transactions of the type conducted by the Company (but without our having made any special investigation as to other laws, rules or regulations and provided that we express no opinion in this paragraph with respect to (a) any laws, rules or regulations to which the Company or any Subsidiary Guarantor may be subject as a result of the legal or regulatory status or the involvement of any parties to the Credit Agreement or the Asset Purchase Agreements or (b) any laws, rules or regulations relating to disclosure, misrepresentations or fraud) or (iii) the terms or provisions of any contract set forth on Schedule C attached hereto, except (in the case of clauses (ii) and (iii) above) for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, after giving effect to the Offering and the application of the net proceeds therefrom as described in the Offering Memorandum.

4. To our actual knowledge without additional inquiry, none of the Company and the Subsidiary Guarantors is in violation of its corporate charter or by-laws, or is in default under any of the agreements set forth on Schedule C attached hereto, which default could, singly or in the

NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
May 7, 1997
Page 4

     aggregate, reasonably be expected to have a Material Adverse Effect; to our actual knowledge without additional inquiry, none of the Company and the Subsidiary Guarantors is in violation of any law, ordinance, governmental rule or regulation or court order or decree to which it may be subject, and each has obtained each license, permit, or other governmental authorization (collectively, "permits") necessary to the ownership of its properties or to the conduct of its business as described in the Offering Memorandum, other than permits being applied for in the ordinary course of business, permits relating to the consummation of the Asset Purchase Agreements and permits, the violation of which or the failure to obtain would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     Because the primary purpose of our professional engagement was not to establish factual matters and because of the nonlegal character of many determinations involved in the preparation of the Offering Memorandum, we are not passing upon, do not assume responsibility for and make no representation that we have independently verified the accuracy, completeness or fairness of the statements contained in the Offering Memorandum. However, we have participated in conferences, in person or by telephone, with directors, officers and other representatives of the Company and the Subsidiary Guarantors, representatives of the independent public accountants for the Company and the Subsidiary Guarantors, representatives of the Initial Purchasers and counsel for the Initial Purchasers, at which conferences the contents of the Offering Memorandum and related matters were discussed and, on the basis of such participation (relying as to materiality to the extent we deemed appropriate upon the statements of officers and other representatives of the Company and the Subsidiary Guarantors), we advise you that we have no actual knowledge that the Offering Memorandum (other than the financial statements and related notes and the other financial, statistical and accounting data included in or omitted from the Offering Memorandum, as to which no advice is given, and information furnished to the auditors of the Company and the Subsidiary Guarantors regarding pending litigation and unasserted claims which information has been made available to your counsel in connection with the Transaction Agreements, as to which no further advice is given) as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not materially adversely misleading.

     Our advice on every legal issue addressed in this letter is based exclusively on the internal law of Alabama or the federal law of the United States except that certain of the opinions in paragraphs 1 are based on the Delaware General Corporation Law or Texas Business Corporation Law. Issues addressed by this letter may be governed in whole or in part by other laws, but we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually govern. Our opinions are subject to all qualifications in Schedule D. Furthermore, our opinions expressed in paragraphs 3 and 4 do not cover or otherwise address any law or legal issue which is identified in the attached Schedule E.

NationsBanc Capital Markets, Inc.
First Chicago Capital Markets, Inc.
May 7, 1997
Page 5

     Without current inquiry or research, our advice on each legal issue addressed in this letter represents our opinion as to how that issue would be resolved were it to be considered by the highest court of the jurisdiction upon whose law our opinion on that issue is based. The manner in which any particular issue would be treated in any actual court case would depend in part on facts circumstances particular to the case, and this letter is not intended to guarantee the outcome of any legal dispute which may arise in the future.

     This letter speaks as of the time of its delivery on the date it bears. We do not assume any obligation to provide you with any subsequent opinion or advice by reason of any fact about which our Designated Transaction Lawyers did not have actual knowledge at that time, by reason of any change subsequent to that time in any law covered by any of our opinions, or for any other reason. The attached schedules are an integral part of this letter, and any term defined in this letter or any schedule has that defined meaning wherever it is used in this letter or in any schedule to this letter.

     You may rely upon this letter only for the purpose served by Section 7(g) in the Purchase Agreement and it has been delivered solely in response to such provision. Without our written consent: (i) no person other than you may rely on this letter for any purpose; (ii) this letter may not be used, reproduced, cited or quoted in any financial statement, prospectus, private placement memorandum or other similar document; (iii) this letter may not be used, reproduced, cited or quoted in any other document or communication which might encourage reliance upon this letter by any person or for any purpose excluded by the restrictions in this paragraph; and (iv) copies of this letter may not be furnished to anyone for purposes of encouraging reliance hereon.

                              Sincerely,


                              LEO AND ASSOCIATES

                                  Schedule A

                                  Assumptions

    For purposes of our letter, we have relied, without investigation, upon each of the following assumptions:

1. The Initial Purchasers have purchased the Notes pursuant to the Purchase Agreement and have paid the consideration therefor to the Company.

2. With respect to the enforceability of any Transaction Agreement by any Initial Purchaser or the Trustee, such Initial Purchaser or the Trustee, as the case may be, has satisfied those legal requirements that are applicable to it to the extent necessary for such Transaction Agreement to be a binding obligation of such party.

3. With respect to the enforceability of the Credit Agreement and the Asset Purchase Agreements by any party thereto, such party has satisfied those legal requirements which are applicable to it to the extent necessary for such agreement to be a binding obligation of such party.

4. Each document submitted to us for review is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures (on each such document are genuine.

                                  Schedule B

                                Capitalization

                         MULE-HIDE PRODUCTS CO., INC.

Common Stock Authorized:             10,000, no par

Common Stock Outstanding:            100

Other Stock Authorized:              None

Ownership of Outstanding Stock:      American Builders & Contractors Supply Co.,
                                     Inc. owns 100 shares



                      AMCRAFT BUILDING PRODUCTS CO., INC.

Common Stock Authorized:             100,000, $0.01 per share par value

Common Stock Outstanding:            100

Other Stock Authorized:              None

Ownership of Outstanding Stock:      American Builders & Contractors Supply Co.,
                                     Inc. owns 100 shares

                                   Schedule C

                              Specified Contracts

Indenture dated as of May 6, 1997 between the Company, Mule-Hide and Amcraft and Norwest Bank Minnesota, National Association, as trustee (including form of New Note and Senior Subordinated Guarantees).

Purchase Agreement dated as of May 2, 1997 between the Company, Mule-Hide and Amcraft and NationsBanc Capital Markets, Inc. and First Chicago Capital Markets, Inc.

Registration Rights Agreement dated as of May 6, 1997 between the Company, Mule-Hide and Amcraft and NationsBanc Capital Markets, Inc. and First Chicago Capital Markets, Inc.

Asset Purchase Agreement, dated as of April 12, 1997, by and between Viking Aluminum Products, Inc. and the Company.

Asset Purchase Agreement, dated as of April 12, 1997, by and between Viking Building Products, Inc. and the Company.

Employment Agreement, dated as of May 1, 1997, between the Company, Mule-Hide and Amcraft and Kenneth A. Hendricks.

Tax Allocation Agreement, dated as of May 1, 1997, among the Company and Kenneth
A. Hendricks.

Form of lease agreement between the Company and Hendricks Commercial Properties.

Continuing Guaranty Agreement, dated July 20, 1996, between Mule-Hide and Heritage Bank, N.A.

Amended and Restated Loan and Security Agreement among American National Bank and Trust Company of Chicago, NationsBank of Texas, N.A., Bankamerica Business Credit, Inc, and the Company, as amended including the Ninth Amendment dated May 7, 1997 (the "Credit Agreement").

Amended and Restated Patent, Trademark and License Mortgage by the Company in favor of NationsBank of Texas, N.A., as agent for the lenders under the Credit Agreement, as amended.

Third Amended and Restated Revolving Credit Note of the Company in the amount of $25,000,000.00 made to the order of American National Bank and Trust Company of Chicago.

Third Amended and Restated Revolving Credit Note of the Company in the amount of $35,000,000.00 made to the order of NationsBank of Texas, N.A.

Revolving Credit Note of the Company in the amount of $32,500,000.00 made to the order of Fleet Capital Corporation.

Revolving Credit Note of the Company in the amount of $22,500,000.00 made to the order of Harris Trust and Savings Bank.

Revolving Credit Note of the Company in the amount of $27,500,000.00 made to the order of Sanwa Business Credit Corporation.

                                   Schedule D

                             General Qualifications

     All of our opinions ("Our Opinions") in the letter to which this Schedule is attached ("Our Letter") are subject to each of the qualifications set forth in this Schedule.

1. Bankruptcy and Insolvency Exception. Each of Our Opinions is subject to the effect of:

     a. all Federal and state bankruptcy, insolvency, reorganization, receivership, moratorium and other laws that affect the rights of creditors generally or that have reference to or affect only creditors of specific types of debtors (which comprehends, among others, matters of turn-over, automatic stay, avoiding powers, preference, discharge, conversion of a non-recourse obligation into a recourse claim, limitations on ipso facto and anti-assignment clauses and the coverage of pre-petition security agreements applicable to property acquired after a petition is filed);

     b.  fraudulent transfer and conveyance laws; and

     c. judicially developed doctrines in this area, such as substantive consolidation of entities and equitable subordination.

2. Equitable Principles Limitation. Each of Our Opinions is subject to the effect of general principles of equity, whether applied by a court of law or equity. This limitation includes principles:

     a. governing the availability of specific performance, injunctive relief or other equitable remedies, which generally place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made;

     b. affording equitable defenses (e.g., waiver, laches and estoppel) against a party seeking enforcement;

     c. requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement;

     d. requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract;

     e. requiring consideration of the materiality of (i) a breach and (ii) the consequences of the breach to the party seeking enforcement;

     f. requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement; and

     g. affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract.

3. Other Common Qualifications. Each of Our Opinions is subject to the effect of the rules of law that:

     a. limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, violation of public policy or litigation against another party determined adversely to such party;

     b. may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

     c. govern and afford judicial discretion regarding the determination of damages and entitlement to attorney's fees and other costs;

     d. may render waivers of suretyship defenses ineffective under certain circumstances.

5. Cross-Default Provisions. With respect to Our Opinions in paragraphs 3 and 4 above, we express no opinion with respect to violations under cross-default provisions referring to or based upon agreements that are not included on Schedule C. For purposes of the preceding sentence, agreements which are attached as exhibits, schedules or attachments to or are otherwise referred to in agreements listed on Schedule C, but are not directly listed on Schedule C, shall not be deemed to be included on Schedule C.

                                 Schedule E

                         Excluded Law and Legal Issues

     In addition to the limitations and exclusions otherwise set forth in paragraphs 3 and 4, none of the opinions or advice set forth in paragraphs 3 and 4 of our letter covers or otherwise addresses any of the following laws, regulations or other governmental requirements or legal issues:

1.  State "Blue Sky" laws and regulations;

2. the statutes and ordinances, the administrative decisions and the rules and regulations of counties, towns, municipalities and special political subdivisions (whether created or enabled through legislative action at the Federal, state or regional level) and judicial decisions to the extent that they deal with any of the foregoing.

    We have not undertaken any research for purposes of determining whether the Company and the Subsidiary Guarantors or any of the Transactions which may occur in connection with the Purchase Agreement or any of the other Transaction Agreements is subject to any law or other governmental requirement other than to those laws and requirements which in our experience would generally be recognized as applicable, and none of our opinions covers any such law or other requirement unless (i) one of our Designated Transaction Lawyers had actual knowledge of its applicability at the time our letter was delivered on the date it bears and (ii) it is not excluded from coverage by other provisions in our letter or in any Schedule to our letter.